Exhibit 99.3

OPTIONEE AGREEMENT

by and among

AMERICAN MANAGEMENT SYSTEMS, INC.

R.M. VREDENBURG & CO.

and

THE OPTIONEES OF
R.M. VREDENBURG & CO.

OPTIONEE AGREEMENT

     This Optionee Agreement (the “Optionee Agreement’) is made as of the 15th day of July, 2003 by and among American Management Systems, Inc., a Delaware corporation (the “Buyer”), R.M. Vredenburg & Co., a Virginia corporation (the “Company”) and Kachig M. Baboyian, Laurance E. Den, Charles F. Wedel and Daniel E. Porter (individually, an “Optionee” and collectively, the “Optionees”). The Buyer, the Company and the Optionees are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

     WHEREAS, each of the Optionees has been granted by the Company and holds the number of options (the “Options”) exercisable to purchase shares of Class B non-voting common stock, $1.00 par value per share (the “Class B Common Stock”) of the Company as set forth opposite such Optionees signature on the signature page to this Optionee Agreement;

     WHEREAS, the Options which are the subject of this Optionee Agreement represent all of the options, warrants, rights, calls, convertible instruments, agreements or commitments, whether written or oral, to which the Company is a party or which are binding upon the Company providing for the issuance, disposition or acquisition of any capital stock or any options of the Company;

     WHEREAS, the Company desires to cancel the Options, the Buyer desires to have the Options canceled and the Optionees desire to cancel the Options in exchange for the consideration set forth below, subject to the terms and conditions of this Optionee Agreement.

     NOW, THEREFORE, in consideration of the mutual promises hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     DEFINITIONS

     Capitalized terms used in this Optionee Agreement and not otherwise defined shall have the meaning given them in the Stock Purchase Agreement, entered into by and among the Buyer, the Company and the stockholders of the Company, dated as of July 15, 2003 (the “Purchase Agreement”).

2.     REPRESENTATIONS OF THE OPTIONEES

     Each of the Optionees, severally and not jointly, represents and warrants to the Buyer as follows:

     a. Purchase Agreement. Each Optionee, individually and on his own behalf, acknowledges that he has received a copy of the Purchase Agreement and represents that he has reviewed the provisions of the Purchase Agreement to his satisfaction, has had the opportunity to ask questions of representatives of the Buyer and the Company and to consult with his own attorney or other advisor concerning both the terms of the Purchase Agreement and the terms of this Optionee Agreement.

     b.     Organization, Execution and Delivery; Valid and Binding Agreements. Such Optionee:

(i) has duly executed and delivered this Optionee Agreement; and

(ii) assuming that this Optionee Agreement and the Purchase Agreement are legal, valid and binding agreements of the Buyer and the Company, this Optionee Agreement constitutes the valid and binding obligations of such Optionee, enforceable against him in accordance with its terms.

     c.     Authority; No Breach. Such Optionee has all requisite authority to execute and deliver this Optionee Agreement and to perform his respective obligations hereunder (including all right, power, capacity and authority to consent to the cancellation of his Options).

     d.     Ownership of Options.

(i) Upon consummation of the transactions contemplated hereby and in the Purchase Agreement, the Options held by such Optionee will be canceled, and no person or entity shall have any rights whatsoever under such Options as a result of any action taken by such Optionee, except for the Optionee’s right to the consideration to be paid by the Buyer in exchange for such cancellation as provided for in the Purchase Agreement.

(ii) Such Optionee is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental entity which would prevent the execution or delivery of this Optionee Agreement by such Optionee or the cancellation of the Options to be canceled by such Optionee hereby.

3.     INCORPORATION BY REFERENCE AND FURTHER AGREEMENTS

     a.     Incorporation by Reference. Each Optionee, individually and on his own behalf, hereby expressly confirms that the provisions of Sections 2(c), 2(d), 2(e), 2(f), 2(g), 2(h), 7(e) and 10 of the Purchase Agreement are hereby incorporated by reference as if these sections were fully set forth in this Optionee Agreement, provided, however, that such Sections shall be read for purposes of this Optionee Agreement as if the Optionees were referred to in each and all relevant provisions of such Sections in the same manner as the Stockholders.

     Each Optionee hereby ratifies, adopts, and accepts the provisions of the Purchase Agreement describing the payment of the consideration by the Buyer for the cancellation of his Options, specifically, but not by way of limitation, the Base Purchase Price, the Net Closing Date Payment, the Closing Total Equity Adjustment, the Adjustment Reserve, the Earnout and the Escrow Account, as set forth on Schedule II to the Purchase Agreement. Each Optionee hereby further ratifies, adopts and accepts the provisions of the Purchase Agreement describing the existence, duties and obligations of the Stockholders’ Representative, and hereby expressly confirms that he is granting to the Stockholders’ Representative the same rights, powers, privileges and obligations which the Stockholders granted to the Stockholders’ Representative in the Purchase Agreement and intends to be bound by the determinations and decisions of the Stockholders’ Representative in connection with the cancellation of his Options.

     Each Optionee hereby ratifies, adopts and accepts the provisions of the Purchase Agreement setting forth the terms and conditions whereby the Buyer will be indemnified under certain circumstances from Damages. Each Optionee hereby expressly confirms that he is a participant in the Escrow Agreement and a signatory thereto, and agrees to his portion of the indemnification obligation contemplated by Section 10 of the Purchase Agreement as if he was a direct party thereto.

     b.     Certain Limitations. The Buyer hereby acknowledges and agrees that any claim by the Buyer against any Optionee for any Damages relating to or arising out of the subject matter of this Optionee Agreement or the Purchase Agreement shall be pursuant, and subject, to the indemnification provisions set forth in Section 10 of the Purchase Agreement.

4.     REPRESENTATIONS OF THE BUYER

     The Buyer represents and warrants to each Optionee as follows:

     a.     Organization, Qualification and Corporate Power. The Buyer is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the State of Delaware. The Buyer has all requisite power and authority (corporate and other) to carry on the business in which it is engaged and to own and use the properties owned and used by it.

     b.     Authorization. The Buyer has all requisite power and authority to execute and deliver this Optionee Agreement and the Purchase Agreement, and to perform its obligations hereunder and thereunder. The execution and delivery by the Buyer of this Optionee Agreement and the Purchase Agreement, and the consummation by the Buyer of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action. This Optionee Agreement and the Purchase Agreement has each been duly executed and delivered by the Buyer. This Optionee Agreement and the Purchase Agreement each constitutes the valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms. The execution, delivery and performance by the Buyer of this Optionee Agreement and the Purchase Agreement, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (i) conflict with or violate any provision of the Articles of Incorporation or By-laws of the Buyer, (ii) require on the part of the Buyer any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest or other arrangement to which the Buyer is a party or by which the Buyer is bound or to which any of its assets are subject or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Buyer or any of its properties or assets.

     c.     Consideration. The Buyer has readily available funds sufficient to fulfill its obligations to the Optionees hereunder and under the Purchase Agreement.

5.     GENERAL

     a.     Governing Law, Assigns. This Optionee Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Virginia or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the Commonwealth of Virginia, and shall inure to the benefit of, the Parties hereto and their respective heirs, successors and assigns.

     b.     Counterparts. This Optionee Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Optionee Agreement may be executed by facsimile signature.

     c.     Entire Optionee Agreement. Except for those provisions of the Purchase Agreement referenced herein, this Optionee Agreement constitutes the entire understanding and agreement of the Parties with respect to the subject matter of this Optionee Agreement and supersedes all prior agreements or understandings, written or oral, between the Parties with respect to the subject matter hereof.

     d.     Waivers. No waiver by any Party hereto of any condition or of any breach of any provision of this Optionee Agreement shall be effective unless in writing. No waiver by any Party of any such condition or breach, in any one instance, shall be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

     e.     Amendment. This Optionee Agreement may be amended only with the written consent of the Buyer, the Company and the Optionees.

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     IN WITNESS WHEREOF, the Parties have duly executed this Escrow Agreement as of the day and year first above written.

AMERICAN MANAGEMENT SYSTEMS, INC.

By: /s/ Alfred T. Mockett

Name: Alfred T. Mockett Title: Chairman and Chief Executive Officer

R.M. VREDENBURG & CO.

By: /s/ Kachig M. Baboyian

Name: Kachig M. Baboyian Title: Chief Executive Officer

OPTIONHOLDER:

Kachig M. Baboyian

/s/ Kachig M. Baboyian

Laurence E. Den

/s/ Laurence E. Den

Charles F. Wedel

/s/ Charles F. Wedel

Daniel E. Porter

/s/ Daniel E. Porter